Exhibit 10.36

SECOND AMENDMENT TO

SECURITY AGREEMENT

This Second Amendment to Security Agreement (this “Amendment”) effective as of January 1, 2003, by and between Polar Molecular Corporation, a Delaware corporation (the “Company”), and each of the employees and advisors of the Company set forth on Exhibit A hereto (collectively, the “Secured Parties”) hereby amends the Security Agreement dated as of January 30, 2002, by and between the Company and the Secured Parties, as amended (the “Security Agreement”). Capitalized terms used herein and otherwise not defined shall have the meanings set forth in the Security Agreement.

RECITALS

WHEREAS, the Secured Parties have provided services to the Company without being paid compensation and the Company has agreed to grant, pursuant to the terms of the Security Agreement, the Secured Parties a security interest in the Collateral to secure the payment of such sums; and

WHEREAS, the Company and the Secured Parties desire to amend the terms of the Security Agreement to provide that the Company may incur additional working capital loans in an aggregate principal amount of up to $400,000 (the “New Loan”) and, to secure such New Loan, may grant a security interest to the new lenders (the “New Lenders”) that would be superior to the security interest granted to the Secured Parties pursuant to the Security Agreement.

NOW, THEREFORE, in consideration of the promises set forth therein and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees as follows:

AGREEMENT

1. Subsections (a) and (b) of Section 4 of the Security Agreement shall be amended to read in their entirety as follows:

“(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The address of the chief place of business and chief executive office of the Company is 4600 5. Ulster, Suite 940, Denver, Colorado 80237.

(b) The Company is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by the Existing Security Agreement, the security interest granted to Lockhart Holdings, Inc. (“Lockhart”) under that certain Security Agreement between the Company and Lockhart (the “Lockhart Security Agreement”) effective as of October 22, 2001, the security interest granted to

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Exhibit 10.36

certain investors investing up to an aggregate amount of $2,700,000 in the Company under that certain Security Agreement (the “Investor Security Agreement”) between the Company and the Investors (as defined in the Investor Security Agreement), the security interest which may be granted to new lenders (the “New Lenders”) lending up to an additional principal amount of $400,000 under a security agreement between the Company and the New Lenders (the “New Lender Security Agreement”), and the security interest created by this Security Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Affiliated, Lockhart, the Investors, the New Lenders and the Secured Parties related to this Security Agreement. The Company’s exact full legal name is, and for the previous five year period has been, as set forth in the first paragraph of this Security Agreement. The Company has no trade names or styles.”

2. Subsection (a) of Section 7 of the Security Agreement shall be amended to read in its entirety as follows:

“(a) The Company shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) after the Effective Date, create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral with rights superior to those granted to the Secured Parties under this Security Agreement except for the security interest granted to Affiliated pursuant to the Existing Security Agreement, the security interest granted to Lockhart pursuant to the Lockhart Security Agreement, the security interest granted to the Investors pursuant to the Investor Security Agreement, and the security interest granted to the New Lenders pursuant to the New Lender Security Agreement.”

3. Section 7 of the Security Agreement shall be amended by adding a new Subsection (c) thereto to read in its entirety as follows:

“(c) The Secured Parties hereby acknowledge and accept, that the Company will grant, on a superior priority to the security interest granted by this Security Agreement, additional security interests in the Collateral to the New Lenders for purposes of obtaining the New Loan.”

4. Subsection (c) of Section 8 of the Security Agreement shall be amended to read in its entirety as follows:

“(c) Except as otherwise provided herein, the Company shall incur any lien, security interest or other charge or encumbrance against the Collateral superior in rights to the security interest created in favor of the Secured Parties pursuant to this Security Agreement, without the written consent of the Secured Parties;”

5. In addition to the amendments provided above, Exhibit A to the Security

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Exhibit 10.36

Agreement shall be replaced in its entirety by Exhibit A attached to this Amendment, and Schedule Ito the Security Agreement shall be replaced in its entirety by Schedule Ito this Amendment.

6. The parties hereto acknowledge that, notwithstanding any of the provisions of this Amendment, nothing in this Amendment intends to, or effectively alters the creation or the attachment of the security interest granted to each of the Secured Parties under the Security Agreement. Except as explicitly amended by the terms of this Amendment, all of the terms of the Security Agreement shall remain in full force and effect.

7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

The parties hereto have caused this Amendment to be executed to be effective as of the date first set forth above.

THE COMPANY:

POLAR MOLECULAR CORPORATION

By:	/s/ Mark L. Nelson
Mark L. Nelson, President and
Chief Executive Officer

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Exhibit 10.36

SECURED PARTIES:

HOLME ROBERTS & OWEN LLP

By:	/s/ Garth B. Jensen
Garth B. Jensen, Partner

/s/ Mark L. Nelson
Mark L. Nelson, President and Chief Executive Officer

/s/ C. B. Prakash
Chandra Prakash, V.P.

/s/ Alan L. Smith
Alan L. Smith, V.P.

/s/ Deborah Pilkington
Deborah Pilkington, V.P.

/s/ Delores Coy DeJongh
Delores Coy-DeJongh, Sales Rep.

REISING, ETHTNGTON, BARNES, KISSELLE, LEARMAN & MCCULLOCH, P.C.

/s/ Paul J. Ethington
Paul J. Ethington, Chairman of Board

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Exhibit 10.36

EXHIBIT A

EMPLOYEES AND ADVISORS

Holme, Roberts & Owen LLP

Mark L. Nelson

Chandra Prakash

Alan L. Smith

Deborah Pilkington

Delores Coy-DeJongh

Reising, Ethington, Barnes, Kisselle, Learman & McCullogh, P.C.

SCHEDULE I

CERTAIN INTELLECTUAL PROPERTY

POLAR MOLECULAR CORPORATION

U.S. PATENTS

PATENT NO./ ISSUE DATE	INVENTOR	TITLE	EXPIRES
4,516,981 5/14/85	Nelson, Jr., et al.	Residual Oil Sludge Dispersant	1/09/04

4,673,411 6/16/87	Nelson, et al.	Anti-Gel Fuel Additive	6/16/04

4,753,661 6/28/88	Nelson, et al.	Fuel Conditioner	6/28/05

4,846,847 7/11/89	Nelson, et al.	Anti-Gel Fuel Composition	7/11/06

6,488,723	Nelson, et al.	Motor Fuel Additive Composition and Method for Preparation Thereof	12/03/22

U.S. PATENT APPLICATIONS

SERIAL NO./ FILING DATE	INVENTOR	TITLE	EXPIRES

SERIAL NO./ FILING DATE	INVENTOR	TITLE	EXPIRES

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POLAR MOLECULAR CORPORATION

FOREIGN PATENT APPLICATIONS AND PATENTS

MOTOR FUEL ADDITIVE COMPOSITION

AND METHOD FOR PREPARATION THEREOF

COUNTRY	SERIAL NO./ FILING DATE	PATENT NO./ ISSUE DATE	EXPIRES
AUSTRALIA		660,608 10/23/95	3/05/11
BRAZIL		P1 9106137	3/05/06

CANADA	2,077,666 3/5/91	Assigned to FINLAYSON & SINGLEHURST	3/05/11

EPC	Countries Include: Britain, Austria, Belgium, Switzerland, Germany, Germany, Denmark, Spain, France, Italy, Luxembourg, Netherlands, Sweden and Greece	0 518 966 12/27/95	3/05/11

JAPAN		2966927 8/13/99	3/05/11

SOUTH KOREA		151409 6/19/98	3/05/11

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POLAR MOLECULAR CORPORATION

FOREIGN PATENTS

RESIDUAL OIL SLUDGE DISPERSANT

COUNTRY	PATENT NO.	ISSUE DATE	EXPIRES
CANADA	1,262,855	11/14/89	11/14/06

BRITAIN	2,174,984	10/25/89	5/07/06

ISRAEL	78742	10/14/90	5/09/06

FRANCE	2,581,563	5/09/90	5/09/06

VENEZUELA	49761	5/09/86	5/09/01

ITALY	1,190,290	2/16/88	5/08/06

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POLAR MOLECULAR CORPORATION

FOREIGN PATENTS

FUEL CONDITIONER

COUNTRY	PATENT. NO.	ISSUE DATE	EXPIRES

BRAZIL	P1 8603711-0	6/28/94	8/05/01

CANADA	1,331,093	8/2/94	8/02/11

FRANCE	2,602,240	7/5/91	8/01/06

ISRAEL	79662	2/6/91	8/08/06

ITALY	1,196,571	11/16/88	8/07/06

MEXICO	168875	6/14/93	8/12/06

SOUTH AFRICA	86/5501	7/23/86	7/23/06

SOUTH KOREA	34765	7/30/90	8/06/06

TAIWAN	42057	10/11/90	8/01/06

VENEZUELA	49691	8/15/86	8/15/01

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POLAR MOLECULAR CORPORATION

U.S. TRADEMARKS

TRADEMARK	REG. NO.	REG. DATE

DURALT	1,966,891	4/09/96

DURASTA	1,966,886	4/09/96

DURAFLO	1,972,823	5/07/96

FOREIGN TRADEMARKS

“DURALT”

COUNTRY	SERIAL NO.	FILING DATE

INDONESIA	HC.01-01-1090	9/09/91

MEXICO	250,071	12/11/95

COUNTRY	REG. NO.	REG. DATE

CANADA	330,690	7/31/87

FRANCE	1,355,576	5/21/86

BRITAIN (CL. 1)	1,266,770	5/08/86

BRITAIN (CL. 4)	1,300,476	2/10/87

ITALY	475,056	3/30/87

ITALY	600,326	7/12/93

JAPAN	2,032,111	3/30/88

GERMANY	1,131,163	11/28/88

PERU	043153	1/30/98

VENEZUELA	135012	9/23/92

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